UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 11, 2012

Date of Report (Date of earliest event reported)

CYPRESS SEMICONDUCTOR CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1–10079	94-2885898
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

198 Champion Court

San Jose, California 95134-1599

(Address of principal executive offices)

(408) 943-2600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Shareholder’s Meeting (the “Annual Meeting”) on May 11, 2012. On March 14, 2012, the record date for stockholders entitled to vote at the Annual Meeting (the “Record Date”), 155,398,233 shares of the Company’s common stock, par value $0.001 per share, were outstanding, each of which entitled the holder to one vote on each matter brought before the Annual Meeting. A total of 144,188,375 shares of common stock was represented in person or by proxy at the Annual Meeting, representing 92.78% of the shares of common stock issued and outstanding on the Record Date. At the Annual Meeting, our stockholders voted on the following:

•	Elected eight directors to serve for the ensuing year and until their successors are elected;

•	Ratified the audit committee’s selection of our independent auditors for fiscal year 2012; and

•	Approved, in an advisory vote, compensation for our named executive officers

The number of votes cast for, against, or withheld, as well as the number of abstentions and broker non-votes, as applicable, with respect to each matter brought before the Annual Meeting is set forth below.

a. Election of Directors

	For	Withheld
T.J. Rodgers	116,338,068	994,992
W. Steve Albrecht	115,363,341	1,969,719
Eric A. Benhamou	114,093,687	3,239,373
Lloyd Carney	115,376,036	1,957,024
James R. Long	116,157,532	1,175,528
J. Daniel McCranie	116,944,713	388,347
J. Donald Sherman	115,362,018	1,971,042
Wilbert van den Hoek	116,912,367	420,693

b. The vote on the ratification of the Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent auditors for fiscal year 2012 was:

For	Against	Abstain	Broker Non-Votes
139,624,822	4,417,538	146,015	0

c. The vote on the advisory proposal to approve the compensation of our named executive officers was:

For	Against	Abstain	Broker Non-Votes
115,387,782	1,245,480	639,642	0

Consistent with the recommendation of our board of directors, the stockholders of the Company will provide such advisory vote on the compensation of our named executive officers on an annual basis until such time asour board of directors determines otherwise.

Item 7.01	Regulation FD Disclosure

On May 14, 2012, the Company issued a press release announcing that the Board of Directors has declared a dividend payment of $0.11 per share. The Company has elected to furnish the press release as an exhibit to this Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of business acquired. Not applicable.

(b)	Pro forma financial information. Not applicable.

(c)	Shell Company transactions. Not applicable.

(d)	Exhibits. The exhibit listed below is being furnished with this Form 8-K.

Exhibit 99.1	Press Release, dated May 14, 2012

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYPRESS SEMICONDUCTOR CORPORATION

Date: May 14, 2012	By:	/s/ Brad W. Buss
Brad W. Buss
Chief Financial Officer, Executive Vice President, Finance and Administration

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated May 14, 2012